Merger with F&M Bancorporation Inc. August 29, 2013 Exhibit 99.1

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
Statements contained in this presentation which are not
historical facts and which pertain to future operating results of Prosperity Bancshares
®
and its subsidiaries constitute
“forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. These
forward-looking statements involve significant risks and
uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the company’s periodic filings with the
SEC. Copies of the SEC filings for Prosperity Bancshares
®
may be downloaded from the Internet at no charge from
www.prosperitybankusa.com.

Strategic Rationale
Strategic Rationale
•
Expands Prosperity’s presence to the economically attractive Tulsa market:
•
Bolsters commercial lending efforts:
•
Adds the well-established F&M Private Bank
•
Accretive to earnings per share:
•
Prosperity will remain well-capitalized
•
Combined company will surpass $20 billion in total assets
(1)
(1) Based on 6/30/13 financial data; pro forma for pending acquisition of FVNB Corp.
–
F&M is currently the 2nd largest bank in Tulsa (by deposits)
–
Combined franchise would be the 7th largest bank in Oklahoma (by deposits)
–
Adds significant C&I lending focus, including expertise in energy lending
–
Commercial clients in both Oklahoma and Texas
–
Complementary to existing Prosperity trust and wealth management businesses
–
Consistent with recently announced acquisition of FVNB Corp.
–
F&M’s 2013 year-to-date efficiency ratio was 76.4%
–
Estimated cost savings of 25% - 30%

Dalhart
Perryton
Woodward
Enid
Ponca City
Stillwater
Tulsa
Rogers
Springdale
Dumas
OKLAHOMA
Muskogee
Tahlequah
Las Vegas
Borger
Wheeler
Amarillo
Oklahoma City
Fort Smith
McAlester
Hereford
NEW MEXICO
Clovis
Altus
Lawton
Ada
Mena
Childress
Portales
Plainview
Duncan
Ardmore
Durant
Hugo
Idabel
Lubbock
Wichita Falls
Denison
Paris
Roswell
Texarkana
UNITED STATES
Mount Pleasant
Hobbs
Lamesa
Snyder
Carlsbad
Abilene
Dallas
Sweetwater
Big Spring
Midland
Odessa
Pecos
TEXAS
Waco
Lufkin
San Angelo
Brady
Killeen
Crockett
Jasper
Temple
Huntsville
Beaumont
Ojinaga
San Antonio
Boquillas del Carmen
Acuña
Piedras Negras
Allende
Sabinas
Laredo
Reeville
Corpus Christi
Covington
Perry
Pawnee
Skiatook
Sperry
Douglas
Lucien
Morrison
Cleveland
Osage
Marshall
Orlando
Stillwater
Glencoe
Jennings
Yale
Terlton
Sand Springs
Tulsa
Mannford
Mulhall
Ripley
Cushing
Drumright
Sapulpa
Crescent
Perkins
Marena
Langston
OKLAHOMA
Tryon
Agra
Shamrock
Kiefer
Glenpool
Bixby
Guthrie
Cashion
Carney
Kendrick
Depew
Bristow
Mounds
Edmond
Arcadia
Wellston
Chandler
Stroud
Deep Fork
Beggs
Okmulgee
Jones
Sparks
Forest Park
Meeker
Paden
Harrah
Prague
Boley
Henryetta
Midwest City
McLoud
Johnson
Okemah
Cromwell
Moore
Shawnee
Bearden
Newcastle
Hall Park
Pink
Tecumseh
Seminole
Norman
Brooksville
Wewoka
Noble
Tribbey
Bowlegs
Lima

4 Continued Oklahoma Expansion Continued Oklahoma Expansion Source: SNL Financial * Branch count excludes duplicative drive-thru locations PB* (219) FVNB* (34) FMBC (13)

Enhances Oklahoma Market Share
Enhances Oklahoma Market Share
(1)
(2)
Source: SNL Financial
Note: Deposit data as of 6/30/12
Rank Institution (ST)
Number
of
Branches
Deposits in
Market
($mm)
Market
Share
(%)
1 BOK Financial Corp. (OK) 82 10,313 13.9
2 BancFirst Corp. (OK) 100 5,120 6.9
3 Midland Financial Co. (OK) 55 5,007 6.7
4 Arvest Bank Group Inc. (AR) 101 4,096 5.5
5 JPMorgan Chase & Co. (NY) 33 3,638 4.9
6 Bank of America Corp. (NC) 33 3,202 4.3
Pro Forma 19 2,889 3.9
7 F & M Bancorp. Inc. (OK) 10 1,811 2.4
8 RCB Holding Co. (OK) 30 1,615 2.2
9 Durant Bancorp Inc. (OK) 24 1,546 2.1
10 Southwest Bancorp Inc. (OK) 13 1,381 1.9
11 International Bancshares Corp. (TX) 52 1,313 1.8
12 Prosperity Bancshares Inc. (TX) 9 1,078 1.5
13 Olney Bancshares of Texas Inc. (TX) 19 972 1.3
14 Spirit BankCorp Inc. (OK) 14 879 1.2
15 Ironhorse Financial Group Inc. (OK) 22 877 1.2
Top 15 597 42,848 57.7
Total 1,391 74,258 100.0
Oklahoma Deposit Market Share

Growing Markets of Operation
Growing Markets of Operation
(1)
(2)
Tulsa
Dallas
•
With a population of over one million in the Tulsa MSA, it ranks as the 2nd largest city, and most densely populated county in Oklahoma
•
Diversified economy inclusive of Energy, Finance, Aviation, Telecommunications and Technology
•
Tulsa Port of Catoosa and Tulsa International Airport are home to extensive industrial parks
•
Consistently rated among the best cities in the country to do business with by Forbes magazine
•
Tulsa manufacturing accounts for 60% of Oklahoma’s exports and GDP growth ranks in the top third nationally
•
The Dallas/Ft. Worth MSA is the largest MSA in the state of Texas and the 4th largest in the United States
•
The metropolitan area is a major economic hub for the North Texas region, is the home to 19 Fortune 500 companies and has the third busiest airport in the world
•
2011 GDP of nearly $400 billion, with a population of 6.5 million and growing
•
Home to AT&T, American Airlines, Texas Instruments and Lockheed Martin, Dallas/Ft. Worth represents one of the most attractive economies in the United States

Source: F&M internal documents
•
Founded in 1946, F&M Bank
is the 4th largest bank
headquartered in Oklahoma
•
Operates 13 total locations in
the Tulsa (10) and Dallas (3)
areas
•
Consistent balance sheet
growth through the cycle
•
Markets of operation are both
economically and
demographically attractive
Financial Highlights:
F&M Bancorporation Inc.
Financial Highlights:
F&M Bancorporation Inc.
Year ended, Year to Date
Dollars in Thousands
12/31/2010 12/31/2011 12/31/2012 6/30/2013
Balance Sheet
Total Assets 1,560,876 2,021,290 2,309,714 2,436,656
Net Loans (Including HFS) 1,122,138 1,473,187 1,859,216 1,876,423
Securities 45,488 31,882 69,034 112,364
Deposits 1,409,602 1,798,170 2,073,762 2,208,371
Borrowings 57,390 49,497 57,386 45,340
Total Equity (Including Minority Interest) 93,884 156,919 161,535 169,766
Tangible Common Equity 91,470 118,697 123,313 131,544
Balance Sheet Ratios
Loans / Deposits (%) 80.5 83.0 90.9 86.0
TCE / TA (%) 5.9 5.9 5.3 5.4
Leverage Ratio (%) 8.4 10.1 9.3 9.1
Tier 1 Capital Ratio (%) 9.9 12.0 10.0 10.2
Total Capital Ratio (%) 11.5 13.2 11.3 11.3
Income Statement
Net Interest Income 49,892 59,219 78,946 42,284
Provision Expense 7,781 29,954 10,939 350
Noninterest Income (Including Securities Gains) 16,358 10,695 15,280 6,791
Noninterest Expense 49,576 55,747 62,769 37,514
Gain / Loss on Securities 358 (63) 376 0
Pre-tax Income 8,893 (15,787) 20,518 11,211
Net Income Available to Common Shareholders 5,704 (8,131) 12,179 6,869
Profitability Ratios
ROAA (%) 0.46 (0.41) 0.61 0.60
ROAE (%) 7.20 (6.34) 8.39 8.45
Net Interest Margin (%) 3.58 3.54 3.96 3.78
Efficiency Ratio (%) 75.2 79.7 66.9 76.4
Fee Income / Operating Revenue (%) 24.3 15.4 15.9 13.8
Per Share Information
Weighted Average Common Shares Outstanding 2,094 2,455 3,337 3,348
Tangible Book Value per Share ($) 43.68 34.94 33.90 34.69
Dividends ($) 1.00 1.20 2.50 0.26
Earnings Per Share ($) 2.72 (3.31) 3.65 1.84

Pro Forma Loan Composition
Pro Forma Loan Composition
Source: SNL Financial; data as of or for the quarter ended 6/30/13
Note: Pro forma loan composition excludes purchase accounting adjustments
Loan composition per GAAP and regulatory filings
Prosperity Bancshares, Inc. Pro Forma
Yield on Loans: 5.89%
Loans / Deposits: 49.4%
Yield on Loans: 5.25%
Loans / Deposits: 76.7%
Yield on Loans: 5.61%
Loans / Deposits: 57.6%
FVNB Corp. F&M Bancorporation Inc.
Yield on Loans: 5.01%
Loans / Deposits: 86.0%
Residential
R.E.
23.5%
Commercial
R.E.
42.5%
Construction
11.3%
Commercial
& Industrial
17.6%
Consumer &
Other
5.2%
Residential
R.E.
22.2%
Commercial
R.E.
37.0%
Construction
11.8%
Commercial
& Industrial
24.7%
Consumer &
Other
4.3%
Residential
R.E., 10.9%
Commercial
R.E., 21.9%
Construction
6.1%
Commercial
& Industrial,
57.5%
Consumer &
Other, 3.5%
Residential
R.E., 20.8%
Commercial
R.E., 37.5%
Construction,
10.3%
Commercial
& Industrial,
26.6%
Consumer &
Other, 4.7%
Loan Portfolio ($000) Amount %
Residential R.E. 1,452,268 23.5%
Commercial R.E. 2,621,209 42.5%
Construction 694,585 11.3%
Commercial & Industrial 1,084,233 17.6%
Consumer & Other 320,188 5.2%
Total Loans & Leases $6,172,483 100%
Loan Portfolio ($000) Amount %
Residential R.E. 366,066 22.2%
Commercial R.E. 609,124 37.0%
Construction 194,510 11.8%
Commercial & Industrial 407,073 24.7%
Consumer & Other 71,499 4.3%
Total Loans & Leases $1,648,272 100.0%
Loan Portfolio ($000) Amount %
Residential R.E. 207,400 10.9%
Commercial R.E. 417,060 21.9%
Construction 116,309 6.1%
Commercial & Industrial 1,092,694 57.5%
Consumer & Other 66,672 3.5%
Total Loans & Leases $1,900,135 100.0%
Loan Portfolio ($000) Amount %
Residential R.E. $2,025,734 20.8%
Commercial R.E. $3,647,393 37.5%
Construction $1,005,404 10.3%
Commercial & Industrial $2,584,000 26.6%
Consumer & Other $458,359 4.7%
Total Loans & Leases $9,720,890 100.0%

Pro Forma Deposit Composition
Pro Forma Deposit Composition
Cost of Deposits: 0.30% Cost of Deposits: 0.32% Cost of Deposits: 0.32% Cost of Deposits: 0.42%
Deposit Portfolio ($000) Amount %
Demand Deposits 3,016,205 24.1%
NOW & Other 2,750,305 22.0%
MMDA & Savings 4,240,094 33.9%
Retail Time Deposits 1,133,753 9.1%
Jumbo Time Deposits 1,368,293 10.9%
Total Deposits $12,508,650 100%
Deposit Portfolio ($000) Amount %
Demand Deposits 543,526 25.3%
NOW & Other 557,891 25.9%
MMDA & Savings 617,807 28.7%
Retail Time Deposits 214,234 10.0%
Jumbo Time Deposits 216,421 10.1%
Total Deposits $2,149,879 100.0%
Deposit Portfolio ($000) Amount %
Demand Deposits 623,374 28.2%
NOW & Other 162,491 7.4%
MMDA & Savings 623,468 28.2%
Retail Time Deposits 148,587 6.7%
Jumbo Time Deposits 650,451 29.5%
Total Deposits $2,208,371 100.0%
Deposit Portfolio ($000) Amount %
Demand Deposits $4,183,105 24.8%
NOW & Other $3,470,687 20.6%
MMDA & Savings $5,481,369 32.5%
Retail Time Deposits $1,496,574 8.9%
Jumbo Time Deposits $2,235,165 13.3%
Total Deposits $16,866,900 100.0%
Prosperity Bancshares, Inc. Pro Forma FVNB Corp. F&M Bancorporation Inc.
Demand
Deposits,
24.1%
NOW &
Other,
22.0%
MMDA &
Savings,
33.9%
Retail Time
Deposits,
9.1%
Jumbo Time
Deposits,
10.9%
Demand
Deposits,
25.3%
NOW &
Other,
25.9%
MMDA &
Savings,
28.7%
Retail Time
Deposits,
10.0%
Jumbo Time
Deposits,
10.1%
Demand
Deposits,
28.2%
NOW &
Other, 7.4%
MMDA &
Savings,
28.2%
Retail Time
Deposits,
6.7%
Jumbo Time
Deposits,
29.5%
Demand
Deposits,
24.8%
NOW &
Other,
20.6%
MMDA &
Savings,
32.5%
Retail Time
Deposits,
8.9%
Jumbo Time
Deposits,
13.3%
Source: SNL Financial; data as of or for the quarter ended 6/30/13
Note: Pro forma deposit composition excludes purchase accounting adjustments
Deposit composition per GAAP and regulatory filings

Transaction Terms
Transaction Terms
Merger Partner:
F&M Bancorporation Inc. (OTC: FMBC)
Aggregate Deal Value:
$243.9 million
(1)
Consideration Structure:
3,298,246 shares of Prosperity and $47.0 million of cash
Consideration Mix:
81% stock / 19% cash
(1)
Termination Fee:
$10.0 million plus expenses incurred by Prosperity up to $750,000
Required Approvals:
Customary regulatory approval; F&M shareholder approval
Due Diligence:
Completed
Anticipated Closing:
First quarter of 2014
(1)
Based on a per share price of Prosperity Bancshares, Inc. common stock of $59.69, which represents the closing price as of 8/28/13

Transaction Summary
Transaction Summary
Aggregate Deal Value ($mm)
(1)
$243.9
Transaction Multiples
LTM Earnings ($15.3mm) 16.0x
Book Value ($131.5mm) 1.85x
Tangible Book Value ($131.5mm) 1.85x
Most Recent Quarter Annualized Earnings ($13.7mm) 17.8x
Core Deposit Premium ($1,558mm)
(2)
7.2%
Source: SNL Financial
F&M’s financials are as of and for the period ended 6/30/13
(1)
Based on a per share price of Prosperity Bancshares, Inc. common stock of $59.69, which represents the closing price as of 8/28/13
(2)
Equal to aggregate deal value less F&M’s tangible common equity as a percentage of core deposits; core deposits defined as total deposits less jumbo time deposits (greater than $100,000)

Management Retention
Management Retention
Prosperity has placed a very high value on the existing F&M leadership team and has extended numerous individual employment agreements to members of the production staff, including existing loan officers and several managers and supervisory personnel.
In addition, the executive leaders listed below will join Prosperity in the following capacity:
F&M
Member
Current Role Prosperity Bank Position
Anthony Davis Chairman and CEO Chairman – Tulsa Area / Turtle Creek Banking Center
Eric Davis President Vice Chairman – Tulsa Area / Turtle Creek Banking Center
Jeff Pickryl President of F&M Bank President – Tulsa Area / Turtle Creek Banking Center

Financial Impact
Financial Impact
Source: SNL Financial
Note: Includes impact of the redemption of FVNB’s $18.0 million SBLF preferred and F&M’s $38.2 million SBLF preferred
(1) Pro Forma includes both the pending merger with FVNB Corp. and the proposed merger with F&M Bancorporation Inc.; estimated closing for the FVNB Corp. merger is the 4th quarter of 2013;
estimated closing for the F&M merger is the 1st quarter of 2014
Includes estimated purchase accounting adjustments
Assumes no asset growth from 6/30/13 through 3/31/14
PB
Prosperity Bancshares, Inc. FVNB Corp. F&M Bancorporation Inc.
Pro Forma
(1)
Financial Impact 6/30/13 6/30/13 6/30/13 3/31/14
Balance Sheet ($mm)
Total Assets $16,270.7 $2,417.1 $2,436.7 $21,272.4
Gross Loans 6,172.5 1,648.3 1,900.1 9,671.0
Total Deposits 12,508.7 2,149.9 2,208.4 16,866.9
Tangible Common Equity 967.8 151.6 131.5 1,214.7
Capital (%)
TCE / TA (%) 6.50% 6.40% 5.40% 6.23%
Leverage Ratio (%) 7.07% 8.72% 9.13% 7.09%
Tier 1 Capital Ratio (%) 14.15% 12.58% 10.15% 12.34%
Total Capital Ratio (%) 14.91% 13.83% 11.28% 12.85%